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U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2002

Summa Industries
(Exact name of registrant as specified in its charter)

Delaware	1-7755	95-1240978
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

21250 Hawthorne Boulevard, Suite 500, Torrance, California 90503
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 792-7024

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

        On December 13, 2002, Registrant announced the effects of its adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.    Exhibits.

  (c)
  Exhibits.

Exhibit	Description
99.1	Press Release regarding SFAS 142.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMA INDUSTRIES, a Delaware corporation
Date: December 13, 2002	By:	/s/ JAMES R. SWARTWOUT James R. Swartwout President

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release regarding SFAS 142.

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SIGNATURE
EXHIBIT INDEX